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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                          COOPER DEVELOPMENT COMPANY
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            (Exact name of registrant as specified in its charter)



                               January 17, 1996
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                 Date of Report (Date earliest event reported)



               Delaware                1-11727            94-2876745
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        (State or other juris-        (Commission       (I.R.S. Employer
      diction of incorporation)       File Number)     Identification No.)



              16160 Caputo Drive   Morgan Hill, California   95037
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                (Address of principal executive offices)   (Zip Code)



                                (408) 779-8088
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events.
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Delisting from NASDAQ SmallCap Market.
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     The National Association of Securities Dealers has delisted the Company's
Common Stock from the NASDAQ SmallCap Market effective January 17, 1996 for failure to meet the capital and surplus requirements. The Company's Common Stock will be listed in the OTC Bulletin Board.

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                                   Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COOPER DEVELOPMENT COMPANY
                                                    (Registrant)

Dated:  January 23, 1996                    By: MICHAEL J. BRADEN
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                                                Michael J. Braden

                                                Vice President

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